3rd Quarter Fiscal 2017 Results Conference Call May 24, 2017 Exhibit 99.2

2 Forward Looking Statements and Non-GAAP Financial Measures Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on August 31, 2016 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 13 through 20 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Participants and Agenda Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel Agenda Introduction and Q3-17 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A

4  Strong demand and revenue growth  Contract revenues of $786.3 million in Q3-17 compared to $664.6 million in Q3-16  Organic growth of 14.9% excluding contract revenues of acquired businesses not included for the entire period of Q3-17 and Q3-16  Strong operating performance  Non-GAAP Adjusted EBITDA of $108.2 million compared to $91.9 million in Q3-16, or 13.8% of revenues in each of Q3-17 and Q3-16  Non-GAAP Adjusted Diluted EPS increased to $1.30 in Q3-17 compared to $1.08 per share in Q3-16  Acquired Texstar Enterprises Inc. in March 2017 for $26.4 million, net of cash acquired  Repurchased 400,000 common shares for $37.9 million at an average price of $94.77 per share Financial charts - $ in millions, except earnings per share amounts Q3-17 Overview and Highlights See “Regulation G Disclosure” slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures.

5  Industry increasing network bandwidth dramatically  Major industry participants deploying significant 1 gigabit wireline networks  Emerging wireless technologies require incremental wireline deployments o A complementary wireline investment cycle is fundamental to applications enabled by fully converged wireless/wireline networks  Industry developments are producing opportunities which in aggregate are without precedent. Converged wireless/wireline network deployments only further broaden our set of opportunities.  Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this industry standard continue to grow  Have secured and are actively working on a number of converged wireless/wireline multi-use networks  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally  Our ability to provide integrated planning, engineering and design, procurement and construction and maintenance services provides value to industry participants with projects outside their traditional geographic service territories  Dycom’s scale, market position and financial strength position it well as opportunities continue to expand Industry Update

6 Revenue Highlights  Q3-17 organic growth of 14.9%, 10 straight quarters of double digit organic growth  Revenues from Q3-17 Top 5 customers increased 25.2% organically. All other customers decreased 10.6% organically.  Top 5 customers in each period represented 77.5% of revenues in Q3-17 compared to 72.7% in Q3-16  Strong organic growth in Q3-17 with significant customers: See “Regulation G Disclosure” slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures. Organic growth over the last 10 quarters reflects Dycom’s continued ability to gain share and expand geographic reach, meaningfully increasing the long-term value of our maintenance business  AT&T 10.3%  Comcast 58.7%  CenturyLink 52.4% *Q4-16 organic % growth adjusted for additional week in Q4-16 *

7 Customers Description Area Approximate Term (in years) Verizon Engineering Services Massachusetts, Rhode Island, New York, Maryland, Virginia 2 Comcast Construction Services Pennsylvania, Maryland, Virginia, Georgia 1 Charter Construction & Maintenance Services California, Arizona, Florida 1-3 Columbia Gas Underground Facility Locating & Mapping Services Ohio 2-3 Various Rural and Municipal Broadband Oregon, Minnesota, New Hampshire, Kentucky, Tennessee, North Carolina, Alabama, Georgia 1 Backlog and Awards Notes: Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Selected Current Awards and Extensions Financial charts - $ in millions 11,159 12,193 11,980 12,472 12,777 13,204 13,236 14,163 5,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Employees $1,619 $1,622 $1,999 $2,212 $2,323 $2,208 $2,363 $2,410 $3,680 $3,967 $5,056 $5,649 $6,031 $5,203 $5,112 $5,470 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Backlog 12 month backlog

8 As a % of Revenues 13.8% 13.8%  Revenues of $786.3 million and organic growth of 14.9%. Revenues from acquired businesses contributed $23.0 million in Q3-17. There were no acquired revenues in Q3-16 for comparative purposes.  Non-GAAP Adjusted EBITDA in-line year-over-year at 13.8% in Q3-17 and Q3-16  Gross margin down 74 basis points offset by strong G&A improvement of 71 basis points. G&A as a % of revenue was 7.8% compared to 8.5%  Non-GAAP Adjusted Diluted EPS of $1.30 in Q3-17 compared to $1.08 in Q3-16, an increase of 20% Financial Highlights See “Regulation G Disclosure” slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures Financial charts - $ in millions, except earnings per share amounts

9 Strong balance sheet and liquidity Liquidity Overview (a) Availability on Revolver presented net of $57.6 million for outstanding L/C’s under the Senior Credit Agreement at each of Q2-17 and Q3-17. Financial tables - $ in millions Solid operating cash flows * Amounts may not add due to rounding. Total days sales outstanding (“DSO”) is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, (“CIEB, net”) divided by average revenue per day during the respective quarter.  Balance sheet reflects the strength of our business  Liquidity of $340.8 million at the end of Q3-17 consisting of availability under our Credit Facility and cash on hand  Operating cash flows of $42.3 million during Q3-17  Acquired Texstar Enterprises Inc. for $26.4 million, net of cash acquired in March 2017  Repurchased 400,000 common shares for $37.9 million at an average price of $94.77 per share during Q3-17

Q4-2017 Outlook

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues)

	Q4-2016 Included for comparison	*Q4-2017 Outlook and Commentary*	
# of Weeks in Fiscal Quarter	14 Weeks	13 Weeks	➢ 13 weeks in Q4-17 compared to 14 weeks in Q4-16 as a result of 52/53 week fiscal year
Contract Revenues *(See "Regulation G Disclosure" slide 20 for a reconciliation of GAAP to Non-GAAP contract revenues)*	$ 789.2 (GAAP) $ 727.6 (Non-GAAP organic revenue)	**$ 780 - $ 810**	➢ Broad range of demand from several large customers ➢ 1 gigabit deployments, fiber deep cable capacity projects, and initial phases of fiber deployments for newly emerging wireless technologies ➢ Total Q4-17 revenue expected to include approximately $25.0 million from businesses acquired in Q4-16 and Q3-17
Gross Margin %	23.2%	Gross Margin % decreases modestly from Q4-16	➢ Outlook reflects expected mix of work activity and near term margin impacts as we prepare for larger programs
Non-GAAP G&A Expense %	7.8%	G&A in-line as a % of revenue compared to Q4-16	➢ G&A expense % includes share-based compensation of approximately $5.0 million in Q4-17
Share-based compensation	$ 4.2	$ 5.0	
Depreciation & Amortization	$ 36.0	$39.1 - $39.9	➢ Depreciation reflects cap-ex supporting growth opportunities and maintenance ➢ Includes amortization of approximately $6.3 million in Q4-17 compared to $5.4 million in Q4-16
Non-GAAP Adjusted Interest Expense	$ 5.1	Approximately $ 5.2	➢ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.5 million in Q4-17 compared to $4.6 million in Q4-16
Other Income, net	$ 3.6	$ 2.3 - $ 2.9	➢ Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer's supplier payment program
Non-GAAP Adjusted EBITDA %	16.0%	Non-GAAP Adjusted EBITDA % decreases modestly from Q4-16	***Non-GAAP Adjusted EBITDA dollar amount decreases compared to Q4-16 result; Q4-17 will include 13 weeks of operations compared to 14 weeks in Q4-16***
Non-GAAP Adjusted Diluted Earnings per Share	$ 1.64 (14 Weeks in Q4-16)	**$ 1.35 - $ 1.50 (13 Weeks in Q4-17)**	➢ Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Senior Convertible Notes ("Notes"). See slide 19 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share.
Diluted Shares	32.1 million	31.7 million	

See "Regulation G Disclosure" slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures.

10

Looking Ahead to Q1-2018

Financial table- $ in millions (% as a percent of contract revenues)

	Q1-2017 Included for comparison	Q1-2018 Outlook and Commentary	
Contract Revenues	$ 799.2	Total revenue decline of low single digits compared to Q1-17 revenues	➢ Broad range of demand from several large customers ➢ 1 gigabit deployments, fiber deep cable capacity projects, and initial phases of fiber deployments for newly emerging wireless technologies increasing ➢ Total Q1-18 revenue expected to include approximately $5 million from a business acquired in Q3-17. For organic growth calculations, there were no acquired revenues in Q1-17.
Gross Margin %	23.1%	Gross Margin % decreases modestly from Q1-17	➢ Margin outlook reflects expected mix of work activity and near term margin impacts as we initiate larger programs
G&A Expense %	7.5%	G&A as a % of revenue increases from Q1-17	➢ G&A as a % of revenue supports growth opportunities and includes increased share based compensation related to vesting schedule of awards
Share-based compensation	$ 5.7	$ 7.2	
Depreciation & Amortization	$ 34.5	$39.4 - $40.2	➢ Depreciation reflects cap-ex supporting growth opportunities and maintenance ➢ Includes amortization of approximately $6.3 million in Q1-18 compared to $6.2 million in Q1-17
Non-GAAP Adjusted Interest Expense	$ 4.8	Approximately $ 5.0	➢ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.5 million in Q1-18 compared to $4.3 million in Q1-17
Other Income, net	$ 0.9	$ 0.7 - $ 1.3	➢ Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer's supplier payment program
Non-GAAP Adjusted EBITDA %	16.2%	Non-GAAP Adjusted EBITDA % decreases modestly from Q1-17	***Non-GAAP Adjusted EBITDA dollar amount decreases compared to Q1-17 result***
Diluted Shares	32.2 million	31.9 million	

See "Regulation G Disclosure" slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures.

11

12 Conclusion Firm and strengthening end market opportunities  Telephone companies deploying FTTH to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses and enterprises with increasing urgency. Overall, cable capital expenditures, new build opportunities, and capacity expansion projects through fiber deep deployments are increasing  Fiber deployments in contemplation of newly emerging wireless technologies have begun in many regions of the country and more are expected  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business. We are increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for our customers. Encouraged that industry participants are committed to multi-year capital spending initiatives; these initiatives are increasing in numbers across a number of customers

13 Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods. In the fourth quarter of fiscal 2016 Non-GAAP Organic Contract Revenues were also adjusted for the additional week as a result of the Company’s 52/53 week fiscal calendar. Non-GAAP Organic Contract Revenue growth is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year period. Management believes organic growth is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s convertible senior notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the convertible senior notes represents a debt discount. The debt discount is being amortized over the term of the convertible senior notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the convertible senior notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Acquisition transaction related costs – The Company incurred costs of approximately $0.7 million in connection with an acquisition during the fourth quarter of fiscal 2016. The exclusion of the acquisition transaction related costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Loss on debt extinguishment – The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes during the first quarter of fiscal 2016. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results. • Tax impact of adjusted results - The tax impact of the adjusted results was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending July 29, 2017 was calculated using an effective tax rate used for financial planning and forecasting future results. Appendix: Regulation G Disclosure

14 Appendix: Regulation G Disclosure (a) Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented herein. The Q4-16 Non-GAAP adjustment is calculated as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions)

15 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue – certain customers Unaudited ($ in millions) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Appendix: Regulation G Disclosure

16 Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Appendix: Regulation G Disclosure

17 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Appendix: Regulation G Disclosure

18 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share Unaudited ($ in 000's, except per share amounts) For comparison purposes for slides 10 and 11 Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Appendix: Regulation G Disclosure

19 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Outlook – Non-GAAP Diluted Earnings per Common Share for the Three Months Ending July 29, 2017 Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. (a) Guidance for diluted earnings per common share and Non-GAAP Adjusted diluted earnings per common share for the three months ending July 29, 2017 were computed using approximately 31.7 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.5 million in pre-tax interest expense during the three months ending July 29, 2017 for non-cash amortization of the debt discount associated with its convertible senior notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures. Outlook for the Three Months Ending July 29, 2017 Diluted earnings per common share – GAAP (a) $1.26 - $1.41 Adjustment for addback of after-tax non-cash amortization of debt discount on convertible senior notes (b) $ 0.09 Non-GAAP Adjusted Diluted Earnings per Common Share (a) $1.35 - $1.50 Appendix: Regulation G Disclosure Note: Amounts above may not add due to rounding.

20 Appendix: Regulation G Disclosure (a) Q4-16 included an incremental week required by our 52/53 week fiscal calendar. The Q4-16 Non-GAAP adjustment is calculated as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions) Q4-16 and Q1-17 Non-GAAP Organic Revenues are provided for comparison to Q4-17 and Q1-18 Non-GAAP Organic Revenue Outlook (see slides 10 and 11)

3rd Quarter Fiscal 2017 Results Conference Call May 24, 2017